UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2010

AEOLUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-50481	56-1953785
(Commission File Number)	(IRS Employer Identification No.)

26361 Crown Valley Parkway, Suite 150
Mission Viejo, California 92691
(Address of Principal Executive Offices, Including Zip Code)

949-481-9825
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

On August 11, 2010, Aeolus Pharmaceuticals, Inc. (the “Company”) entered into a Securities Purchase Agreement (the "Purchase Agreement") with two accredited institutional investors  (the "Investors") pursuant to which the Company sold and issued to the Investors in a private placement an aggregate of 2,500,000 units (the “Units”), comprised of an aggregate of 2,500,000 shares of common stock (the “Common Stock”) of the Company (the “Shares”) and warrants to purchase up to an aggregate of 1,875,000 additional shares of Common Stock (the “Warrants”), with an initial exercise price of $0.50 per share, subject to adjustment pursuant to the Warrants, with each Unit representing one share of Common Stock and a Warrant to purchase 0.75 of one share of Common Stock, at a purchase price of $0.40 per Unit for aggregate gross proceeds of $1,000,000 (collectively, the “Financing”).  The Warrants are exercisable for a seven-year period from their date of issuance; contain a “cashless exercise” feature that allows the holder to exercise the Warrants without a cash payment to the Company under certain circumstances; contain a dividend participation right which allows the holder to receive any cash dividends paid on the Common Stock without exercising the Warrant; contain a provision that provides for the reduction of the exercise price to $0.01 in the event of any such payment of cash dividends by the Company or upon a change of control; and contain anti-dilution provisions in the event of a stock dividend or split, dividend payment or other issuance, reorganization, recapitalization or similar event.  The Purchase Agreement and the form of Warrant are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by this reference.

The Company also granted to the Investors the option to acquire, collectively, up to an additional 2,500,000 additional Units (the “Additional Units”), comprised of an aggregate of 2,500,000 shares of common stock of the Company and warrants to purchase up to an aggregate of 1,875,000 additional shares of common stock at the per Additional Unit purchase price of $0.40 (the “Call Option”).  In addition, the Investors granted to the Company the option to require these Investors, severally and not jointly, to acquire up to 2,500,000 Additional Units, less any Additional Units acquired under the Call Option, at the per Additional Unit purchase price of $0.40 (the “Put Option”).  The Call Option is exercisable at any time commencing on October 1, 2010 and ending on and including December 31, 2010, up to the extent that the Company has not previously exercised the Put Option in full.  The Put Option is exercisable at any time commencing on October 1, 2010 and ending on and including December 31, 2010, up to the extent that the Investors have not previously exercised the Call Option in full.  However, the Investors shall have the right to terminate the Put Option if they reasonably determine that a material adverse event, condition or circumstance has occurred with respect to the prospects of the Company’s AEOL 10150 drug candidate for acute radiation syndrome; provided that the Company’s failure to receive a grant or financing shall not, by itself, constitute a material adverse event, condition or circumstance with respect thereto.

In connection with the Financing, the Company also entered into a Registration Rights Agreement (the “Rights Agreement”) with the Investors.  Pursuant to the Rights Agreement, the Company agreed to file one or more registration statements (collectively, the “Registration Statements”) with the Securities and Exchange Commission (the “SEC”) covering the resale of the Shares and all shares of common stock issuable upon exercise of the Warrants (the “Registrable Securities”) upon demand of the holders of a majority of the Registrable Securities (a “Demand Registration”).  Such holders have the right to two Demand Registrations, subject to certain exceptions.  In the event the holders exercise their right to a Demand Registration, the Company has agreed to file a Registration Statement to register the resale of the Registrable Securities within a certain number of days after the request and to use commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC as soon as practicable after the filing thereof.  The Company also agreed to use its commercially reasonable efforts to keep the Registration Statements effective for a specified period.  Pursuant to the Rights Agreement, the Company also granted the Investors certain piggyback registration rights.  The Rights Agreement is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by this reference.

The net proceeds to the Company from the Financing, after deducting for expenses, were approximately $950,000. The Company intends to use the net proceeds from the Financing to fund the manufacture of AEOL 10150, studies of the efficacy of AEOL 10150 in cancer patients, the pre-clinical development of other Aeolus compounds and ongoing operations of the Company.

The Company did not use any form of advertising or general solicitation in connection with the Financing.

The securities described in this Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act, and Rule 506 promulgated thereunder, and thus have not been registered under the Securities Act. The securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

Affiliates of Xmark Opportunity Partners, LLC are the sole investors in the Financing. Together with its affiliates, Xmark Opportunity Partners, LLC beneficially owned approximately 67.5% of the Company's outstanding common stock prior to the Financing.  Xmark Opportunity Partners, LLC is the sole manager of Goodnow Capital, L.L.C. and possesses sole power to vote and direct the disposition of all securities of the Company held by Goodnow. Goodnow has the right to designate up to two directors for election to the Company's Board of Directors pursuant to the terms of a purchase agreement between Goodnow and the Company. David C. Cavalier, a current director of the Company, is President of Goodnow.

The foregoing summary of the Purchase Agreement, Rights Agreement and Warrants is qualified in its entirety by reference to the full texts of the Purchase Agreement, the Rights Agreement and form of the Warrants attached as exhibits 4.1, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02.   Unregistered Sales of Equity Securities.

The securities described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act, and Rule 506 promulgated thereunder. The agreements executed in connection with the Financing contain representations to support the Company’s reasonable belief that each purchaser of the securities had access to information concerning the Company’s operations and financial condition, each purchaser of the securities acquired the securities for its own account and not with a view to the distribution thereof in the absence of an effective registration statement or an applicable exemption from registration, and that each purchaser of the securities is sophisticated within the meaning of Section 4(2) of the Securities Act and an "accredited investor" (as defined by Rule 501 under the Securities Act). In addition, the issuances did not involve any public offering; the Company made no solicitation in connection with the Financing other than communications with the purchasers; the Company obtained representations from each purchaser regarding its investment intent, experience and sophistication; and each purchaser either received or had access to adequate information about the Company in order to make informed investment decisions.

At the time of their issuance, the securities were deemed to be restricted securities for purposes of the Securities Act, and the certificates representing the securities bear legends to that effect.

The information set forth in Item 1.01 of this Form 8-K is incorporated into this Item 3.02 by reference.

Item 8.01.  Other Events.

On August 12, 2010, the Company issued a press release announcing the completion of the Financing. The text of the press release is set forth in Exhibit 99.1 attached to this Form 8-K and incorporated herein by this reference.  Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits

Exhibit #	Description
4.1	Registration Rights Agreement dated August 11, 2010 by and among the Company and the investors whose names appear on the signature pages thereof
10.1	Securities Purchase Agreement dated August 11, 2010 by and among the Company and the investors whose names appear on the signature pages thereof
10.2	Form of Warrant to Purchase Common Stock
99.1	Press Release dated August 12, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AEOLUS PHARMACEUTICALS, INC.

Date: August 11, 2010
/s/ John L. McManus
John L. McManus
President and Chief Executive Officer